UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

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TPI Composites, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-37839	20-1590775
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9200 E. Pima Center Parkway, Suite 250

Scottsdale, Arizona 85258

(Address of principal executive offices, including zip code)

(480) 305-8910

(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPICQ	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 3, 2025, certain of TPI Composites, Inc.’s (the “Company”) direct and indirect subsidiaries entered into a binding term sheet (the “Term Sheet”) and related documents with XCS Composites L.L.C-FZ (“Purchaser”). On September 10, 2025, in accordance with the Term Sheet, following the satisfactory completion of the closing conditions, including the approval of the U.S. Bankruptcy Court for the Southern District of Texas, TPI Holdings Switzerland GmbH (“Seller”) consummated the sale and transfer to the Purchaser of the Seller’s ownership interests in two of the Company’s subsidiaries, TPI Kompozit Kanat Sanayi ve Ticaret Anonim Şirketi and TPI Kompozit Kanat 2 Üretim Sanayi ve Ticaret Limited Şirketi (together, “TPI Türkiye”). The transaction involved the sale and transfer of the assets and operations of two wind blade manufacturing facilities and a field service inspection and repair business in Izmir, Türkiye on an “as-is” basis, including the assumption of the entire liabilities and debt position of TPI Türkiye (the “Transaction”). TPI Türkiye comprised the majority of the Company’s EMEA segment. Approximately 2,700 Turkish employees were employed by the subsidiaries that were sold and transferred as part of the Transaction.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the six-month period ended June 30, 2025, and for the years ended December 31, 2024 and 2023, giving effect to the Transaction, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
10.1	Term Sheet (incorporated by reference herein from Exhibit 10.1 to Company’s Current Report on Form 8-K filed with the SEC on September 4, 2025)
99.1	TPI Composites, Inc. Pro Forma Condensed Consolidated Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPI Composites, Inc.

Date: September 16, 2025	By:	/s/ William E. Siwek
William E. Siwek
President and Chief Executive Officer